EXHIBIT 1


                      FOURTH AMENDMENT TO RIGHTS AGREEMENT


          FOURTH AMENDMENT, dated as of June 11, 1998, to the Rights Agreement, dated as of October 6, 1994, as heretofore amended as of January 12, 1995, April 7, 1995 and June 19, 1997 (the "Rights Agreement"), between Price Communications Corporation (the "Corporation") and Harris Trust Company of New York, as Rights Agent (the "Rights Agent").

          WHEREAS, the Corporation and the Rights Agent have heretofore executed and entered into the Rights Agreement;

          WHEREAS,   pursuant  to  Section  27  of  the  Rights  Agreement,  the
Corporation may from time to time supplement or amend the Rights Agreement in accordance with the provisions of Section 27 thereof; and

          WHEREAS, the Board of Directors of the Corporation has determined that it is in the best interests of the Corporation and its stockholders to amend the Rights Agreement as provided herein.

          NOW, THEREFORE, in consideration of the premises and mutual agreements herein set forth, the parties hereby agree as follows:

          1. AMENDMENT TO SECTION 1(a). The second sentence of Section 1(a) of the Rights Agreement is amended to read in its entirety as follows:

     "Notwithstanding the foregoing, (A) the term "Acquiring Person" shall not include (i) the Corporation, (ii) any Subsidiary of the Corporation, (iii) any employee benefit plan of the Corporation or of any Subsidiary of the Corporation, (iv) any Person or entity organized, appointed or established by the Corporation for or pursuant to the terms of any such plan, (v) any Grandfathered Shareholder, or
     (vi) Robert Price, his Affiliates, his Family Members and trusts established for the benefit of his Family Members (collectively, the "Price Shareholders") and (B) no Person (including, without limitation, any Grandfathered Shareholder) shall become an "Acquiring Person" (and no Grandfathered Shareholder or Price Shareholder shall cease to be such):

          (i) as a  result  of the  acquisition  of  Common  Shares  by the
     Corporation   which,   by  reducing   the  number  of  Common   Shares
     outstanding, increases the proportional number of shares beneficially owned by such Person together with all Affiliate and Associates of such Person; provided that if (1) a Person (including, without limitation, any Grandfathered Shareholder) would become an Acquiring Person (but for the operation of this subclause (i)) as a result of the acquisition of Common Shares by the Corporation, and (2) after such share acquisition by the Corporation, such Person, or an Affiliate or Associate of such Person, becomes the Beneficial Owner of any additional Common Shares, then such Person shall be deemed an Acquiring Person; or
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          (ii) if the Board of Directors of the  Corporation  determines in good faith that a Person who would otherwise be an "Acquiring Person" has become such inadvertently, and such Person divests as promptly as practicable a sufficient number of Common Shares so that such Person would no longer be an "Acquiring Person", then such Person shall not be deemed an "Acquiring Person" for any purposes of this Agreement."

          2. Amendment to Section 1(d). Section 1(d) of the Rights Agreement is amended to delete clause (ii) of the final unnumbered paragraph thereof and to make conforming changes so that such Section reads in its entirety as follows:

     "(d) A Person shall be deemed the "Beneficial Owner" of and shall be deemed to "beneficially own" any securities:

     (i) which such Person or any of such Person's Affiliates or Associates beneficially own, directly or indirectly;

     (ii) which such Person or any of such Person's Affiliates or Associates has (A) the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities), or upon the exercise of conversion rights, exchange rights, rights (other than these Rights), warrants or options, or otherwise; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own, securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person's Affiliates or Associates until such tendered securities are accepted for purchase or exchange; or (B) the right to vote pursuant to any agreement, arrangement or understanding; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own, any security if the agreement, arrangement or understanding to vote such security (1) arises solely from a revocable proxy or consent given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations promulgated under the Exchange Act and (2) is not also then reportable on Schedule 13D under the Exchange Act (or any comparable or successor report); or

     (iii) which are beneficially owned, directly or indirectly, by any other Person (or any Affiliate or Associate thereof) with which such Person (or any of such Person's Affiliates or Associates) has any agreement, arrangement or understanding (other than an agreement to Transfer to a proposed Permitted Transferee those Common Shares

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     subject to such proposed Permitted  Transfer and customary  agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities) for the purpose of acquiring, holding, voting (except to the extent contemplated by the proviso to Section 1(d)(ii)(B)) or disposing of any securities of the Corporation.

     Notwithstanding anything in this definition of Beneficial Ownership to the contrary, the phrase "then outstanding," when used with reference to a Person's Beneficial Ownership of securities of the Corporation, shall mean the number of such securities then issued and outstanding together with the number of such securities not then actually issued and outstanding which such Person would be deemed to own beneficially hereunder."

          3. Amendment of Section 1(h). Section 1(h) of the Rights Agreement is hereby Amendment to read in its entirety as follows:

    "(h)  [Intentionally deleted.]"

          All references in the Rights Agreement to "Disinterested Directors" are hereby deleted, mutatis mutandis.

          4. Additional Definitions. Section 1 of the Rights Agreement is hereby amended by adding new Section 1(w) to read in its entirety as follows:

         "(w)  Additional Definitions.

     (i) "Family Member" shall mean, as to any individual, any other individual having a relationship by blood (to the third degree of consanguinity), marriage or adoption to such individual."

          5. Amendment to Section 23(b). Section 23(b) of the Rights Agreement is amended to read in its entirety as follows:

     "(b) The Board of Directors of the Corporation may redeem Rights pursuant to Section 23(a) hereof if a majority of all of the directors of the Corporation authorizes such redemption."

          6. Amendment to Section 24(a). The second sentence of Section 24(a) of the Rights Agreement is amended to read as follows:

     "Notwithstanding the foregoing, the Board of Directors of the Corporation shall not be empowered to effect such exchange at any time after any Person (other than the Corporation, any Subsidiary of the Corporation, any employee benefit plan of the Corporation or any such Subsidiary, any entity holding Common Shares for or pursuant to the

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     terms of any such plan,  any  trustee,  administrator  or fiduciary of such a plan or any Price Shareholder together with all Affiliates and Associates of such Person), becomes the Beneficial Owner of 50% or more of the Common Shares then outstanding."

          7. Amendment to Section 24(d). Section 24(d) of the Rights Agreement is amended to read in its entirety as follows:

     "(d) The Board of Directors may exchange Rights pursuant to Section 24(a) hereof if a majority of all of the directors of the Corporation authorizes such exchange."

          8. Amendment to Section 27(b). Section 27(b) of the Rights Agreement is amended to read in its entirety as follows:

     "(b) The Corporation shall not supplement or amend any provision of this Agreement unless a majority of all of the directors of the Corporation authorizes such supplement or amendment."

          9. No Other Amendments. Except as aforesaid, the Rights Agreement shall remain in full force and effect and unchanged.

          IN WITNESS WHEREOF, the undersigned have duly executed the foregoing instrument on the date set forth above.

                                               PRICE COMMUNICATIONS CORPORATION



                                               By: /s/ Kim I. Pressman
                                                   -----------------------------
                                                   Kim I. Pressman
                                                   Executive Vice President

                                                HARRIS TRUST COMPANY



                                                By: /s/ Brian R. Sahlin
                                                   -----------------------------
                                                   Authorized Signature


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